PREMIER INSURED MUNICIPAL BOND FUND, California Series
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the California Series of the Premier Insured Municipal Bond Fund for the fiscal year ended July 31, 1995. The Federal Reserve Board relaxed its policy of monetary restraint in July when it eased the rate on Fed Funds on July 6th. This reduction ended the upward pressure on short-term rates prevailing since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concerns about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
    For its annual reporting period ended July 31, 1995, your Series earned a total return, including bond price changes and interest income, of 5.80% for Class A shares and 5.27% for Class B shares.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.638 per share for Class A shares and $.581 per share for Class B shares were paid.** This is equivalent to a tax-free distribution rate per share of 5.27% for Class A shares and 5.02% for Class B shares+, comfortably in excess of the inflation rate of 2.76% as measured by the Consumer Price Index for the same period.++
THE ECONOMY
    Economic reports about lagging home and auto sales and new home construction showed a weakening economy from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear jobless claims were also on the rise, a particularly politically sensitive indicator, made even more so by the coming Presidential election year.
    A word about inflation: despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend of prices appears likely, particularly if the economy remains sluggish. This could be good news for bond investors since lower inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current tax exempt income for the Series, we are also concerned with credit quality. Accordingly, we are mindful of the potential erosion in bond quality if the economy slips into a recession. We follow a policy that stresses strong credit quality in the portfolio and seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest-rate hikes by the Federal Reserve Board in 1994, recovered strongly this year. The release of weaker than expected December sales figures tumbled rates and this decline persisted throughout the remainder of the reporting period. The recent rate cut confirmed what declining long-term interest rates had indicated all year -- that business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Series; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulating effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task -- to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital -- continues to underscore our portfolio management decisions.
THE PORTFOLIO
    The past fiscal year was fraught with market turbulence and mixed economic signals. The Series saw both sides of this volatile market. In the first two quarters of fiscal 1995 we purchased defensive coupons to attempt to balance a large number of discount holdings and shore up the Series against downside exposure. Entering the third quarter, new issuance of municipal bonds in the specialty state sector became progressively scant which forced secondary market offering prices to higher levels. Moreover, the supply of insured securities possessing solid underlying ratings continued to be thin compared to a year ago. This factor caused us to maintain a somewhat conservative investment strategy. However, as our strategy was not totally defensive, the Series was able to capitalize on the market strength that materialized in the third and fourth quarters. Currently, we view the prospect of a continuation of the current market rally with a cautious eye since it appears likely that much of the advance in bond prices is already behind us. With this in mind, the Series currently maintains a reasonable cash position that provides the flexibility to adapt to market changes as they occur.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 15, 1995
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-California residents.
+   Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B shares.
++ Source: Lipper Analytical Services, Inc. The Consumer Price Index is published by the Bureau of Labor Statistics and is a widely accepted measure of inflation in the United States.



PREMIER INSURED MUNICIPAL BOND FUND, California Series         JULY 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER INSURED MUNICIPAL BOND FUND, CALIFORNIA SERIES CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$10,765
Lehman Brothers
Municipal Bond Index*
$9,929
Premier Insured Municipal
Bond Fund, California
Series (Class B Shares)
$9,835
Premier Insured Municipal
Bond Fund, California
Series (Class A Shares)
*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
                              CLASS A                                                     CLASS B
------------------------------------------------------------        -----------------------------------------------------------
                                                                                                             % Return Reflecting
                                                  % Return                                                  Applicable Contingent
                                                  Reflecting                                       % Return     Deferred Sales
                          % Return Without      Maximum Initial                                   Assuming No    Charge Upon
PERIODS ENDED 7/31/95      Sales Charge          Sales Charge (4.5%)    PERIODS ENDED 7/31/95     Redemption     Redemption*
-----------------------    ----------------    ------------------        -----------------------  ------------  --------------
1 Year                         5.80%              1.07%                 1 Year                     5.27%            2.27%
From Inception (8/19/93)       1.53              (0.85)                 From Inception (8/19/93)   1.06            (0.36)

Past performance is not predictive of future performance. Share price and investment return fluctuate and share price may be more or less than original cost upon redemption.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Premier Insured Municipal Bond Fund, California Series on 8/19/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 8/31/93 is used as the beginning value on 8/19/93. All dividends and capital gain distributions are reinvested.
The Series invests primarily in California municipal securities, which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the market; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses. Also, unlike the Series which principally limits investments to California municipal obligations, the Index is not state-specific. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Neither the Series shares nor the market value of its portfolio securities are insured.
* Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF INVESTMENTS                                                                                 JULY 31, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-90.1%                                                               AMOUNT           VALUE
                                                                                                ------------      ------------
CALIFORNIA:
Anaheim Public Financing Authority, Electric Utility Revenue (San Juan 4)
    5.75%, 10/1/2022 (Insured; FGIC)........................................                     $   100,000    $     95,885
California Health Facilities Financing Authority, Revenue:
    (Children's Hospital San Diego) 6.50%, 7/1/2020 (Insured; MBIA).........                         200,000         207,410
    (College of Osteopathic) 5.75%, 6/1/2018 (Insured; Connie Lee)..........                         250,000         235,457
California Public Works Board, Department of Corrections, LR
    (State Prison - Coalinga) 5.375%, 12/1/2019 (Insured; MBIA).............                         100,000         90,860
California Resource and Efficiency Financing Authority, Revenue (First
Resource
    Efficiency Program) 6%, 7/1/2017 (Insured; AMBAC).......................                         200,000         198,064
California Statewide Communities Development Authority, COP, Revenue
    (Sutter Health Obligated Group) 5.50%, 8/15/2013 (Insured; MBIA)........                         200,000         189,064
California Veterans Bonds 6.20%, 2/1/2016 (Insured; AMBAC)..................                         250,000          247,710
Calleguas - Las Virgines Public Financing Authority, Installment Purpose
Revenue
    5.125%, 7/1/2021 (Insured; FGIC)........................................                         100,000         87,849
Campbell Unified School District, Series A 6.25%, 8/1/2019 (Insured; MBIA)..                         500,000         507,945
Central Coast Water Authority, Revenue (State Water Project-Regional
Facilities)
    6.60%, 10/1/2022 (Insured; AMBAC).......................................                         200,000         209,494
Central Union High School District, Imperial County
    5.50%, 8/1/2017 (Insured; AMBAC)........................................                         195,000         182,723
East Bay Municipal Utility District, Wastewater Treatment Systems Revenue
    5.55%, 6/1/2020 (Insured; AMBAC)........................................                         200,000         186,246
Eastern Municipal Water District, Water and Sewer Revenue, COP
    5.25%, 7/1/2023 (Insured; FGIC).........................................                         100,000         89,152
Garden Grove Public Financing Authority, Revenue
    (Water Services Capital Improvement Program) 5.50%, 12/15/2023 (Insured; FGIC)                   100,000        92,323
Glendale Redevelopment Agency, Tax Allocation Revenue, Refunding
    (Central Glendale Redevelopment Project) 5.50%, 12/1/2014 (Insured; AMBAC)                       205,000         192,899
Los Angeles Community Redevelopment Agency, Tax Allocation
    (Bunker Hill Project) 5.625%, 12/1/2023 (Insured; FSA)..................                         100,000         92,485
Los Angeles Convention and Exhibition Center Authority, LR, Refunding
    5.125%, 8/15/2013 (Insured; MBIA).......................................                         100,000         91,723
Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue,
Refunding
    5%, 7/1/2021 (Insured; FGIC)............................................                         200,000         172,450
M-S-R Public Power Agency, Revenue (San Juan Project)
    6%, 7/1/2020 (Insured; AMBAC)...........................................                         200,000         197,694
Monrovia Redevelopment Agency, Public Parking Facilities Revenue, Refunding
    5.20%, 4/1/2013 (Insured; AMBAC)........................................                         100,000         92,633
Moulton - Niguel Water District, Refunding (Consolidated Improvement
District)
    5.25%, 9/1/2013 (Insured; MBIA).........................................                         100,000         93,248

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JULY 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                ------------      ------------
Northern California, Transmission Revenue, Refunding (Ore Transmission)
    5.25%, 5/1/2020 (Insured; MBIA).........................................                     $   100,000    $     89,673
Oxnard Financing Authority, Wastewater Revenue, Refunding
    5.25%, 6/1/2020 (Insured; FGIC).........................................                         200,000         179,318
Port Oakland, Port Revenue, Series E 6.50%, 11/1/2016 (Insured; MBIA).......                         200,000         204,432
Poway Redevelopment Agency, Tax Allocation, Refunding
    (Paguay Redevelopment Project) 5.50%, 12/15/2023 (Insured; FGIC)........                         100,000         92,323
Riverside County Transportation Commission, Sales Tax Revenue
    5.75%, 6/1/2008 (Insured; AMBAC)........................................                          300,000        308,484
Sacramento Municipal Utility District, Electric Revenue, Refunding
    5.25%, 11/15/2020 (Insured; MBIA).......................................                         200,000         179,154
San Diego, Sewer Revenue 5%, 5/15/2013 (Insured; AMBAC).....................                         100,000         89,348
San Francisco City and Community Airports, International Commission Airport
Revenue
    6.25%, 5/1/2012 (Insured; FGIC).........................................                         150,000         151,619
San Jose Redevelopment Agency, Tax Allocation, Refunding
    (Merged Area Redevelopment Project) 5.25%, 8/1/2016 (Insured; MBIA).....                         200,000         182,002
San Mateo County Joint Powers Financing Authority, LR, Capital Projects
    5.75%, 7/15/2017 (Insured; FSA).........................................                         200,000         190,888
Santa Ana Community Redevelopment Agency, Tax Allocation, Refunding
    (South Main Street Redevelopment) 5.25%, 9/1/2013 (Insured; MBIA).......                         100,000         93,248
Santa Cruz County Public Financing Authority, Tax Allocation Revenue,
Refunding
    5.30%, 9/1/2023 (Insured; MBIA).........................................                         300,000         269,025
University of California, Revenue:
    Fresno Association Inc. (Auxilliary Residence-Student Project)
      6.25%, 2/1/2017 (Insured; MBIA).......................................                         300,000         304,845
    Refunding (Housing Systems) 5.25%, 11/1/2012 (Insured; MBIA)............                         200,000         187,880
Victor, Elementary School District, Capital Appreciation Zero Coupon 6/1/2015
    (Insured; MBIA).........................................................        .                1,000,000      291,100
                                                                                                                  ----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $6,583,653).....................                                     $6,366,653
                                                                                                                   ===========
SHORT-TERM MUNICIPAL INVESTMENTS-9.9%
U.S. RELATED;
Puerto Rico Electric Power Authority, Power Revenue 4.34% (Insured; FSA) (a)
    (cost $700,000).........................................................                      $   700,000     $   700,000
                                                                                                                   ===========
TOTAL INVESTMENTS-100.0%
    (cost $7,283,653).......................................................                                       $7,066,653
                                                                                                                   ===========

PREMIER INSURED MUNICIPAL BOND FUND, California Series

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA       Financial Security Assurance
COP           Certificate of Participation                       LR        Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA      Municipal Bond Investors Assurance
                                                                             Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
                                                                  STANDARD                            PERCENTAGE
FITCH (B)              OR          MOODY'S             OR         & POOR'S                            OF VALUE
--------                           --------                       ---------                        -----------
 AAA                               Aaa                            AAA                              100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Inverse floater security - the interest rate is subject to change periodically.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At July 31, 1995, 40.7% of the Series' net assets are insured by MBIA and 26.0% are insured by AMBAC.











See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF ASSETS AND LIABILITIES                                                                 JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $7,283,653)-see statement.......................................                                     $7,066,653
    Cash....................................................................                                        121,482
    Interest receivable.....................................................                                        103,556
    Receivable for shares of Beneficial Interest subscribed.................                                         32,687
    Prepaid expenses........................................................                                         43,627
                                                                                                                 ----------
                                                                                                                  7,368,005
LIABILITIES:
    Due to The Dreyfus Corporation..........................................        .             $  5,770
    Due to Distributor......................................................                         3,152
    Accrued expenses and other liabilities..................................                        40,875           49,797
                                                                                                   -------        ----------
NET ASSETS..................................................................                                      $7,318,208
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                   $7,546,766
    Accumulated net realized (loss) on investments..........................                                      (11,558)
    Accumulated net unrealized (depreciation) on investments-Note 3.........                                     (217,000)
                                                                                                                 ----------
NET ASSETS at value.........................................................                                         $7,318,208
                                                                                                                  ==========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         304,979
                                                                                                                  ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         327,913
                                                                                                                  ==========
NET ASSET VALUE per share:
    Class A Shares
      ($3,525,094 / 304,979 shares).........................................                                         $11.56
                                                                                                                     ======
    Class B Shares
      ($3,793,114 / 327,913 shares).........................................                                         $11.57
                                                                                                                     ======





See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF OPERATIONS                                                                                YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $337,279
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  32,794
      Shareholder servicing costs-Note 2(c).................................                         26,019
      Distribution fees (Class B shares)-Note 2(b)..........................                         15,695
      Organization expenses.................................................                         11,040
      Registration fees.....................................................                         7,790
      Prosepctus and shareholders' reports..................................                         4,235
      Legal fees............................................................                         2,306
      Trustees' fees and expenses-Note 2(d).................................                         1,684
      Custodian fees........................................................                         1,136
      Auditing fees.........................................................                         829
      Miscellaneous.........................................................                         7,465
                                                                                                  --------
                                                                                                   110,993
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         90,802
                                                                                                  --------
            TOTAL EXPENSES..................................................                                         20,191
                                                                                                                    --------
            INVESTMENT INCOME-NET...........................................                                         317,088
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                      $ (11,558)
    Net unrealized appreciation on investments..............................                         67,281
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESMENTS..................                                         55,723
                                                                                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $372,811
                                                                                                                    ========








See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED JULY 31,
                                                                                           ------------------------------
                                                                                             1994*                  1995
                                                                                          -------------          -----------
OPERATIONS:
    Investment income-net...................................................               $   126,669           $   317,088
    Net realized (loss) on investments......................................                     ---                 (11,558)
    Net unrealized appreciation (depreciation) on investments for the year..                 (284,281)               67,281
                                                                                          -------------          -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                 (157,612)               372,811
                                                                                          -------------          -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                  (54,412)             (157,005)
      Class B shares........................................................                  (72,257)             (160,083)
                                                                                          -------------          -----------
          TOTAL DIVIDENDS...................................................                 (126,669)             (317,088)
                                                                                          -------------          -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                2,745,985              2,395,751
      Class B shares........................................................                4,456,351              1,798,008
    Dividends reinvested:
      Class A shares........................................................                   31,965                 52,720
      Class B shares........................................................                   49,861                 99,361
    Cost of shares redeemed:
      Class A shares........................................................               (1,218,479)              (441,885)
      Class B shares........................................................               (1,750,952)              (771,920)
                                                                                          -------------          -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                4,314,731              3,132,035
                                                                                          -------------          -----------
            TOTAL INCREASE IN NET ASSETS....................................                4,030,450               3,187,758
NET ASSETS:
    Beginning of year.......................................................                  100,000               4,130,450
                                                                                          -------------          -----------
    End of year.............................................................              $ 4,130,450            $ 7,318,208
                                                                                          =============         ============

                                                                                                       SHARES
                                                         -------------------------------------------------------------------
                                                                      CLASS A                          CLASS B
                                                         ------------------------------  ------------------------------
                                                                 YEAR ENDED JULY 31,                  YEAR ENDED JULY 31,
                                                         ------------------------------        ------------------------------
                                                                   1994*             1995           1994*             1995
                                                              ------------       ------------    ------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         220,251         211,279          362,381         158,840
    Shares issued for dividends reinvested.                         2,657           4,664            4,168           8,762
    Shares redeemed........................                        (99,532)        (38,340)        (140,746)        (69,492)
                                                              ------------       ------------    ------------      ------------
          NET INCREASE IN SHARES OUTSTANDING                        123,376         177,603          225,803         98,110
                                                              ===========       =============    ============      ============
____________________________________________________
*  From August 19, 1993 (commencement of operations) to July 31, 1994.
See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                     CLASS A SHARES       CLASS B SHARES
                                                                              ----------------------      ----------------------
                                                                                 YEAR ENDED JULY 31,        YEAR ENDED JULY 31,
                                                                              ----------------------      ----------------------
PER SHARE DATA:                                                                1994(1)      1995           1994(1)      1995
                                                                             -------       ------          -------     -------
    Net asset value, beginning of year......................                 $12.50        $11.56         $12.50       $11.57
                                                                             -------       -------        -------      -------
    INVESTMENT OPERATIONS:
    Investment income-net...................................                    .62        .64               .56        .58
    Net realized and unrealized (loss) on investments.......                   (.94)        -               (.93)         -
                                                                             -------       -------        -------      -------
      TOTAL FROM INVESTMENT OPERATIONS......................                   (.32)      .64              (.37)          .58
                                                                             -------       -------        -------      -------
    DISTRIBUTIONS;
    Dividends from investment income-net....................                   (.62)     (.64)              (.56)       (.58)
                                                                             -------       -------        -------      -------
    Net asset value, end of year............................                 $11.56      $11.56           $11.57        $11.57
                                                                             =======       =======        =======      =======

TOTAL INVESTMENT RETURN (2).................................                (2.79%)(3)   5.80%           (3.20%)(3)      5.27%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................                     -        .08%             .50%(3)        .57%
    Ratio of net investment income to average net assets....                  5.30%(3)    5.56%           4.78%(3)       5.10%
    Decrease reflected in above expense ratios due to undertakings by the Manager (limited to the expense limitation provision
of the management agreement)................................                  2.50%(3)    1.49%           2.50%(3)       1.55%
    Portfolio Turnover Rate.................................                     -        3.86%             -            3.86%
    Net Assets, end of year (000's Omitted).................                $1,473      $3,525          $2,658         $3,793
(1)    From August 19, 1993 (commencement of operations) to July 31, 1994.
(2)    Exclusive of sales load.
(3)    Annualized.






See notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the California Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of the The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1994 through September 28, 1995, to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $90,802 for the year ended July 31, 1995.
    The Manager has currently undertaken through September 30, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $598 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.

PREMIER INSURED MUNICIPAL BOND FUND, California Series
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) On August 3, 1994, the Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $14,865 was charged to the Series pursuant to the Class B Distribution Plan and $830 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From August 1, 1994 through August 23, 1994, $261 and $415 were charged to the Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through July 31, 1995, $6,797 and $7,433 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $12,459,315 and $10,087,321, respectively, for the year ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized depreciation on investments was $217,000, consisting of $29,923 gross unrealized appreciation and $246,923 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER INSURED MUNICIPAL BOND FUND, California Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, CALIFORNIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, California Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Insured Municipal Bond Fund, California Series at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young signature logo]


New York, New York
September 6, 1995


PREMIER INSURED MUNICIPAL BOND FUND, California Series
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income-net during the fiscal year ended July 31, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.


[Dreyfus lion "d" logo]
PREMIER INSURED MUNICIPAL
BOND FUND, CALIFORNIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                        076/629AR957
[Dreyfus logo]
Annual Report
Premier Insured
Municipal Bond Fund


California Series
July 31, 1995